                                                      Deutsche Asset Management


Emerging Markets Debt Fund--Institutional Class

Supplement dated June 7, 2001 to Prospectus dated February 28, 2001.

The following supplements the `Who Should Consider Investing in the Fund' and `Buying and Selling Fund Shares' sections:

Deutsche Asset Management (DeAM) uses the Fund as an investment vehicle in global asset allocation strategies,that DeAM offers to certain institutional clients. In implementing its asset allocation strategy, DeAM may, from time to time, move large amounts of assets into or out of the Fund, and at times may move all asset allocation funds out of the Fund. Large inflows or outflows can have adverse effects on the Fund's performance. These effects may include, but are not limited to, higher portfolio turnover, higher transactions costs and adverse tax consequences for Fund shareholders that are not in an asset allocation strategy. If DeAM moved all or most asset allocation strategy assets out of the Fund, remaining shareholders may experience higher pro rata operating expenses and the Fund's portfolio may become less diversified, resulting in increased portfolio risk. You should be willing to accept these risks if you invest in the Emerging Markets Debt Fund.

The following replaces the third paragraph in the `Who Should Consider Investing in the Fund' section:

The Fund by itself does not constitute a balanced investment program. It can, however provide a complementary investment for investors seeking exposure to international fixed income investments. Diversifying your investments may lower the volatility of your overall investment portfolio.

Effective June 1, 2001, the following replaces the `Annual Fees and Expenses' table, `Expense Example' and footnotes in the `Annual Fund Operating Expenses' section:

ANNUAL FEES AND EXPENSES

-------------------------------------------------------------------------------------------------------------
                                                                              Percentage of Average
                                                                                Daily Net Assets/1/
-------------------------------------------------------------------------------------------------------------
Management Fees                                                                        1.00%
-------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                                  None
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         0.42%
-------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                                                          1.42%
-------------------------------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursements                                       (0.92%)
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                                           0.50%/1/
-------------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE/2/

         1 year                     3 years                     5 years                    10 years
------------------------------------------------------------------------------------------------------------
          $51                         $261                        $689                      $1,622
------------------------------------------------------------------------------------------------------------

/1/ As of June 1, 2001, the investment adviser and administrator have contractually agreed to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.50% until February 28, 2003. Prior to June 1, 2001, the investment adviser and administrator contractually agreed to waive their fees and/or reimburse expenses so that total expenses would not exceed 1.00%. Fees and expenses reflect actual expenses based on the semi-annual period ended April 30, 2001.

/2/ For the first two years, the expense example takes into account the contractual fee waiver and reimbursement arrangements beginning June 1, 2001.

              Please Retain This Supplement for Future Reference

Morgan Grenfell Investment Trust
SUPP356 (06/01)
CUSIP: 61735K869


                                                        A Member of the
                                                        Deutsche Bank Group [/]